UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 15, 2015

SWISHER HYGIENE INC.
 (Exact name of registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

 (704) 364-7707
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On October 15, 2015, Swisher Hygiene Inc. (the "Company") held its 2015 Annual Meeting of Stockholders (“Annual Meeting”). Below is a summary of the proposals and corresponding votes.

Proposal One:  The proposed sale of all of the assets primarily used in the Company’s chemical service, wholesale and hygiene businesses (in each case outside of Canada), which includes the Company’s wholly owned subsidiary Swisher International, Inc., to Ecolab Inc. (“Ecolab”) pursuant to the Purchase Agreement by and between the Company and Ecolab dated August 12, 2015, was approved as follows:

For	Against	Abstain
10,203,239	915,217	40,015

There were 3,176,949 broker non-votes on this proposal.

Proposal Two:  The proposed dissolution of the Company pursuant to the Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”), which will give the Board of Directors discretion to determine, within twelve months of such approval, when and whether to proceed with the Plan of Dissolution, was approved as follows:

For	Against	Abstain
10,025,127	1,091,070	42,274

There were 3,176,949 broker non-votes on this proposal.

Proposal Three:  All five nominees were elected with each director receiving votes as follows:

Nominee	For	Withheld
Joseph Burke	9,591,703	1,566,768
Richard L. Handley	10,125,995	1,032,476
William M. Pierce	9,993,639	1,164,832
William D. Pruitt	6,795,052	4,363,419
David Prussky	6,960,646	4,197,825

There were 3,176,949 broker non-votes on this proposal for each nominee.

Proposal Four:  The selection of Grant Thornton LLP  as the Company's independent registered public accounting firm for the year ending December 31, 2015 was ratified as follows:

For	Withheld	Abstain
13,045,188	1,216,872	44,709

Proposal Five:  The proposal to adjourn the Annual Meeting in order to solicit additional proxies in the event there are insufficient votes to approve one or more of the foregoing proposals or for any other reason the Board of Directors deems appropriate was approved as follows:

For	Against	Abstain
13,211,800	1,096,441	26,169

A copy of the press release announcing the results of the Annual Meeting is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated October 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: October 15, 2015	By:	/s/ William M. Pierce
William M. Pierce
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 15, 2015